UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23457

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Schroders Opportunistic Income Fund

Semi-Annual Report

April 30, 2021 (Unaudited)

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the Hartford Schroders Opportunistic Income Fund. The following is the Fund’s Semi-Annual Report that covers the period from November 1, 2020 through April 30, 2021.

Market Review

During the six months ended April 30, 2021, U.S. stocks, as measured by the S&P 500

Index,1 gained 28.85%. The strong returns for the period reflected a growing consensus among investors that a strong economic recovery has finally begun to take hold and that the worst days of the coronavirus (COVID-19) pandemic should soon be behind us.

Optimism was often hard to come by during the difficult months of 2020. The six-month period covered in this report followed many months of high unemployment, business lockdowns, face-mask requirements, and social-distancing measures. Along the way, governments around the world, including here in the U.S., mounted a rescue effort with unprecedented levels of monetary and fiscal support.

November 2020 marked the resolution of a contentious U.S. presidential election, a positive for markets. Then came the pivotal announcements that safe and effective COVID-19 vaccines were ready for federal approval – providing hope that a significant corner in the battle against the virus had been turned.

In late December of 2020, the U.S. Congress passed a $900 billion pandemic relief bill. For its part, the U.S. Federal Reserve (Fed) continued to maintain its ongoing policy of near-zero interest rates.

A winter resurgence of COVID-19 infections touched off a wave of new hospitalizations and deaths – more than 542,000 U.S. lives lost by winter’s end.2 New viral variants took root in the U.S., threatening to prolong the pandemic. A horrific surge of new death counts gripped India.

By the end of the period, over 101.4 million U.S. individuals–31% of the nation’s population – had been fully vaccinated.3 Meanwhile, in Washington, Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. A proposal for $2.3 trillion in new infrastructure spending soon followed.

As investors digested numerous new policy initiatives, rates on 10-year Treasuries rose to nearly 1.75% in mid-March, triggering a new round of market volatility and a fierce debate over a possible return of inflation. By period’s end, the question of inflation – how much and how persistent – remained unsettled, although the Fed provided assurances of a continued low-rate environment.

As we seek to move past the pandemic, it’s still vitally important to maintain a strong relationship with a financial professional, who can confidently guide you through shifting markets while helping you find a good fit within our family of funds.

Thank you again for investing in the Hartford Schroders Opportunistic Income Fund. For the most up-to-date information on our complete selection of mutual funds and exchange-traded funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

[2]	Wall Street Journal, 3/21/2021.
[3]	USAFacts.org, “What’s the nation’s progress on vaccinations?”.

Hartford Schroders Opportunistic Income Fund

Hartford Schroders Opportunistic Income Fund

Fund Overview

April 30, 2021 (Unaudited)

Inception 11/01/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective - The Fund seeks to provide current income and long-term total return consistent with preservation of capital.

Average Annual Total Returns

for the Period Ending 04/30/2021

Fund Name	Six Months[1]	1 Year	Since Inception[2]
Class A3	8.04%	16.62%	5.72%
Class A4	4.80%	13.11%	3.60%
Class A2	8.02%	16.64%	5.70%
Class I	8.12%	16.65%	5.84%
Class SDR	8.21%	16.91%	6.05%
ICE BofA US ABS & CMBS Index	1.03%	5.53%	3.26%
S&P/LSTA Leveraged Loan Index	5.99%	16.10%	5.14%

[1]	Not Annualized
[2]	Inception for Class A, Class I and Class SDR: 11/01/2019. Inception for Class A2: 01/08/2020.
[3]	Without sales charge.
[4]	Reflects maximum sales charge of 3.00%.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when repurchased, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are repurchased within eighteen (18) months of their purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or repurchase of Fund shares on 04/30/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.

You cannot invest directly in an index.

ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed-securities and fixed rate commercial mortgage backed-securities publicly issued in the US domestic market.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance information may reflect current or historical waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	2.86%	2.31%
Class A2	3.36%	2.81%
Class I	2.61%	2.01%
Class SDR	2.61%	1.81%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Trustees approves an earlier termination. The Fund’s adviser is permitted to seek reimbursement from the Fund of fees waived or expense reimbursements for a period of three years from the date of such waiver or reimbursement. Actual expenses may be higher or lower.

Please see accompanying Financial Highlights for expense ratios for the period ended 04/30/2021.

Key Fund Information: The Fund is a continuously offered closed-end interval fund. Investors in a closed-end interval fund may purchase shares daily but do not have the right to redeem their shares on a daily basis. Shareholders may sell Fund shares only through the Fund’s quarterly offers to repurchase between 5% and 25% of its outstanding shares at Net Asset Value per share. There is no guarantee that an investor will be able to sell their shares in the quantity desired during a repurchase offer. There is no secondary market for Fund shares. Fund shares are not listed on an exchange. Investors should consider Fund shares to be an illiquid investment. The Fund expects to make monthly distributions, which may include a return of capital. Final determination of a distribution’s tax character will be made on Form 1099-DIV sent to shareholders each January. Investors who seek liquidity or cannot tolerate risk of loss should not invest in the Fund.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is recently organized with limited operating history that may be subject to additional risks. • The Fund expects to invest a large portion in private investments, including private commercial real estate loans, which are not publicly traded and must be fair valued by the Fund. Such valuations are inherently uncertain. • Real estate related securities are subject to the risks associated with credit, liquidity, interest rate fluctuation, adverse general and local economic conditions, and decreases in real estate values and occupancy rates. Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) and real estate related loans include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • The Fund may use repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. • Use of leverage can increase market exposure, increase volatility, magnify investment risks, and cause losses to be realized more quickly. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be riskier, more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. Restricted securities may be more difficult to sell and price than other securities. The transition away from the London Interbank Offered Rate (LIBOR) could affect the value and liquidity of instruments which reference LIBOR.

Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

2

Hartford Schroders Opportunistic Income Fund

Fund Overview – (continued)

April 30, 2021 (Unaudited)

Composition by Security Type(1)

as of 04/30/2021

Category	Percentage of Net Assets
Equity Securities
Common Stocks	19.0%

Total	19.0%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	94.2%
Corporate Bonds	10.0
U.S. Government Agencies(2)	1.1

Total	105.3%

Short-Term Investments	7.8
Other Assets & Liabilities	(32.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of April 30, 2021.

3

Hartford Schroders Opportunistic Income Fund

Schedule of Investments

April 30, 2021 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 94.2%
		Asset-Backed - Finance & Insurance - 7.3%
		Bellemeade Re Ltd.
	$500,000	3.01%, 04/25/2028, 1 mo. USD LIBOR + 2.900%(1)(2)	$500,608
	1,000,000	3.21%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(1)(2)	1,010,089
	450,251	Preston Ridge Partners Mortgage Trust LLC 3.67%, 08/25/2025(1)(3)	453,470

			1,964,167

		Asset-Backed - Home Equity - 6.6%
	772,263	CWHEQ Revolving Home Equity Loan Trust 0.26%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)(4)	744,659
		Home Re Ltd.
	525,000	3.11%, 10/25/2028, 1 mo. USD LIBOR + 3.000%(1)(2)	528,009
	500,000	3.36%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(1)(2)	504,990

			1,777,658

		Asset-Backed - Student Loan - 23.5%
		Income Contingent Student Loan plc
GBP	997,709	1.32%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(2)(4)(5)	1,377,187
	830,541	1.33%, 07/24/2056, 12 mo. GBP LIBOR + 1.000%(2)(4)(5)	1,145,341
		SLM Student Loan Trust
EUR	1,076,534	0.00%, 10/25/2039, 3 mo. EURIBOR + 0.400%(2)(4)(5)	1,240,776
	1,787,468	0.01%, 07/25/2039, 3 mo. EURIBOR + 0.550%(2)(4)(5)	2,076,521
	$10,000	Sofi Professional Loan Program LLC 0.01%, 11/16/2048(1)(6)(7)	478,741

			6,318,566

		Commercial Mortgage-Backed Securities - 8.1%
	1,000,000	BF NYT Mortgage Trust 2.62%, 12/15/2035, 1 mo. USD LIBOR + 2.500%(1)(2)	974,931
	1,220,302	Hospitality Mortgage Trust 2.12%, 11/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	1,215,655

			2,190,586

		Other Asset-Backed Securities - 9.3%
		CWHEQ Revolving Home Equity Loan Trust
	386,881	0.27%, 02/15/2037, 1 mo. USD LIBOR + 0.150%(2)	374,301
	341,453	0.30%, 05/15/2036, 1 mo. USD LIBOR + 0.180%(2)	332,178
	381,000	FirstKey Homes Trust 3.64%, 09/17/2025(1)	393,453
	276,001	Parliament Street Finance LLC 5.50%, 08/13/2025(6)(7)	274,621
		Preston Ridge Partners Mortgage Trust LLC
	475,806	2.95%, 10/25/2025(1)(3)	477,434
	392,302	2.98%, 02/25/2025(1)(3)	394,007
	253,218	VCAT LLC 3.67%, 08/25/2050(1)(3)	255,800

			2,501,794

		Whole Loan Collateral CMO - 39.4%
		Alba plc
GBP	979,636	0.25%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(5)	1,311,686
	219,984	0.25%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(2)(5)	293,100
	$450,000	Bank of America Funding Trust 2.65%, 06/26/2035(1)(8)	440,459

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 94.2% - (continued)
		Whole Loan Collateral CMO - 39.4% - (continued)
	$123,457	Bank of America Mortgage Trust 3.18%, 07/25/2035(8)	$123,464
		Eagle RE Ltd.
	264,688	1.91%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	264,860
	390,000	5.71%, 10/25/2030, 1 mo. USD LIBOR + 5.600%(1)(2)	395,786
GBP	255,486	Eurosail PRIME plc 0.48%, 09/13/2045, 3 mo. GBP LIBOR + 0.400%(2)(5)	344,698
	$408,367	IndyMac Index Mortgage Loan Trust 0.27%, 04/25/2037, 1 mo. USD LIBOR + 0.160%(2)	383,280
GBP	782,818	Landmark Mortgage Securities plc 0.36%, 04/17/2044, 3 mo. GBP LIBOR + 0.280%(2)(4)(5)	1,038,079
	805,759	Ludgate Funding plc 0.26%, 12/01/2060, 3 mo. GBP LIBOR + 0.190%(2)(4)(5)	1,081,114
	$1,000,000	Oaktown Re IV Ltd. 7.11%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(1)(2)	1,034,717
	464,975	Preston Ridge Partners Mortgage Trust LLC 2.86%, 09/25/2025(1)(3)	467,545
	252,219	Radnor RE Ltd. 2.06%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	253,309
		RMAC Securities plc
GBP	757,595	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(4)(5)	1,015,428
	509,924	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(2)(5)	679,430
	945,332	0.25%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(2)(5)	1,261,610
	$237,834	Wells Fargo Mortgage Backed Securities Trust 3.05%, 10/25/2037(8)	234,365

			10,622,930

		Total Asset & Commercial Mortgage-Backed Securities (cost $24,301,871)	$25,375,701

CORPORATE BONDS - 10.0%
		Diversified Financial Services - 0.9%
	$234,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.88%, 03/01/2031(1)	$227,565

		Insurance - 9.1%
	943,157	Ambac LSNI LLC 6.00%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(1)(2)(4)	944,336
	1,319,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	1,516,850

			2,461,186

		Total Corporate Bonds (cost $2,556,663)	$2,688,751

U.S. GOVERNMENT AGENCIES - 1.1%
		Mortgage-Backed Agencies - 1.1%
		FHLMC - 0.4%
	$137,599	2.00%, 09/25/2050(9)	$16,157
	354,087	3.00%, 10/25/2050(9)	57,479
	144,213	3.50%, 12/25/2050(9)	21,014
	184,091	4.00%, 12/25/2050(9)	26,701

			121,351

The accompanying notes are an integral part of these financial statements.

4

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)

April 30, 2021 (Unaudited)

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 1.1% - (continued)
	GNMA - 0.7%
$230,885	2.00%, 11/20/2050(9)	$27,757
1,162,283	2.50%, 11/20/2050(9)	156,656

		184,413

	Total U.S. Government Agencies (cost $259,914)	$305,764

COMMON STOCKS - 19.0%
	Diversified Financials - 18.4%
150,000	AGNC Investment Corp. REIT	$2,689,500
250,000	Annaly Capital Management, Inc. REIT	2,270,000

		4,959,500

	Real Estate - 0.6%
2,190	Kilroy Realty Corp. REIT	150,103

	Total Common Stocks (cost $3,613,268)	$5,109,603

	Total Long-Term Investments (cost $30,731,716)	$33,479,819

SHORT-TERM INVESTMENTS - 7.8%
	Other Investment Pools & Funds - 7.8%
2,096,660	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(10)	$2,096,660

	Total Short-Term Investments (cost $2,096,660)	$2,096,660

Total Investments (cost $32,828,376)	132.1%	$35,576,479
Other Assets and Liabilities	(32.1)%	(8,654,052)

Total Net Assets	100.0%	$26,922,427

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At April 30, 2021, the aggregate value of these securities was $12,732,614, representing 47.3% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2021. Base lending rates may be subject to a floor or cap.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	All, or a portion of the security, was pledged as collateral in connection with reverse repurchase agreements. As of April 30, 2021, the market value of securities pledged was $10,663,441.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2021, the aggregate value of these securities was $12,864,970, representing 47.8% of net assets.

(6)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Trustees. At April 30, 2021, the aggregate fair value of these securities was $753,362, which represented 2.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Trustees.

(7)	Investment valued using significant unobservable inputs.

(8)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(9)	Securities disclosed are interest-only strips.

(10)	Current yield as of period end.

Reverse Repurchase Agreements Outstanding at April 30, 2021
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	1.033%	03/10/21	06/07/2021	USD	(654,000)	$(654,000)	$(654,975)
JP Morgan Chase Bank	1.440%	02/24/21	05/24/2021	USD	(667,000)	(667,000)	(668,761)
JP Morgan Chase Bank	0.109%	02/12/21	05/12/2021	EUR	(1,509,114)	(1,814,332)	(1,814,759)
JP Morgan Chase Bank	0.659%	02/19/21	05/19/2021	GBP	(1,363,407)	(1,882,932)	(1,885,357)
JP Morgan Chase Bank	0.635%	04/08/21	07/08/2021	GBP	(2,055,663)	(2,838,972)	(2,840,109)
Merrill Lynch Mortgage Investors Trust	0.150%	04/12/21	07/12/2021	EUR	(926,249)	(1,113,583)	(1,113,671)

Total						$(8,970,819)	$(8,977,632)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

5

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)

April 30, 2021 (Unaudited)

Futures Contracts Outstanding at April 30, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	5	06/21/2021	$660,156	$5,693

Total futures contracts				$5,693

Foreign Currency Contracts Outstanding at April 30, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
382,945	USD	319,886	EUR	MSC	05/20/2021	$—	$(1,792)
4,861,197	USD	3,525,616	GBP	UBS	05/20/2021	—	(8,064)

Total Foreign Currency Contracts						$—	$(9,856)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:

MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:

EUR	Euro
GBP	British Pound
USD	United States Dollar

Other Abbreviations:

CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)(3)
Assets
Asset & Commercial Mortgage-Backed Securities	$25,375,701	$—	$24,622,339	$753,362
Corporate Bonds	2,688,751	—	2,688,751	—
U.S. Government Agencies	305,764	—	305,764	—
Common Stocks
Diversified Financials	4,959,500	4,959,500	—	—
Real Estate	150,103	150,103	—	—
Short-Term Investments	2,096,660	2,096,660	—	—
Futures Contracts(2)	5,693	5,693	—	—

Total	$35,582,172	$7,211,956	$27,616,854	$753,362

Liabilities
Foreign Currency Contracts(2)	$(9,856)	$—	$(9,856)	$—
Reverse Repurchase Agreements	(8,970,819)	—	(8,970,819)	—

Total	$(8,980,675)	$—	$(8,980,675)	$—

(1) For the six-month period ended April 30, 2021, there were no transfers in and out of Level 3.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

(3) Level 3 securities were valued using broker quotes.

The accompanying notes are an integral part of these financial statements.

6

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)

April 30, 2021 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the period ending April 30, 2021:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$1,084,946	$1,084,946
Purchases	—	—
Sales	(223,999)	(223,999)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(107,585)	(107,585)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$753,362	$753,362

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2021 was $(107,585).

The accompanying notes are an integral part of these financial statements.

7

Hartford Schroders Opportunistic Income Fund

Statement of Assets and Liabilities

April 30, 2021 (Unaudited)

Assets:
Investments in securities, at market value	$35,576,479
Cash	203,579
Foreign currency	29,879
Receivables:
From affiliates	5,559
Dividends and interest	110,990
Variation margin on futures contracts	7,942
Other assets	24,982

Total assets	35,959,410

Liabilities:
Unrealized depreciation on foreign currency contracts	9,856
Reverse repurchase agreements	8,970,819
Payables:
Investment management fees	25,275
Transfer agent fees	8,704
Accounting services fees	302
Board of Trustees’ fees	101
Distribution fees	233
Interest on reverse repurchase agreements	6,813
Accrued expenses	14,880

Total liabilities	9,036,983

Net assets	$26,922,427

Summary of Net Assets:
Capital stock and paid-in-capital	$25,502,699
Distributable earnings	1,419,728

Net assets	$26,922,427

Shares authorized	12,500,000

Par value	$0.0001

Class A: Net asset value per share	$26.38

Maximum offering price per share	$27.20

Shares outstanding	257,478

Net Assets	$6,791,873

Class A2: Net asset value per share	$26.42

Shares outstanding	411

Net Assets	$10,857

Class I: Net asset value per share	$26.38

Shares outstanding	257,916

Net Assets	$6,802,664

Class SDR: Net asset value per share	$26.42

Shares outstanding	504,133

Net Assets	$13,317,033

Cost of investments	$32,828,376
Cost of foreign currency	$30,260

The accompanying notes are an integral part of these financial statements.

8

Hartford Schroders Opportunistic Income Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2021 (Unaudited)

Investment Income:
Dividends	$220,190
Interest	552,846

Total investment income, net	773,036

Expenses:
Investment management fees	149,479
Transfer agent fees
Class A	9,619
Class A2	15
Class I	9,629
Class SDR	19,222
Distribution fees
Class A	8,155
Class A2	39
Custodian fees	613
Registration and filing fees	25,367
Accounting services fees	1,840
Board of Trustees’ fees	328
Audit and tax fees	24,589
Legal fees	18,292
Other expenses	15,580

Total expenses (before interest expense)	282,767

Interest expense	42,822

Total expenses (before waivers and reimbursements)	325,589

Expense waivers	(42,241)
Distribution fee reimbursements	(8,139)

Total waivers and reimbursements	(50,380)

Total expenses, net	275,209

Net Investment Income (Loss)	497,827

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(655,060)
Futures contracts	16,981
Foreign currency contracts	(138,282)
Other foreign currency transactions	(10,936)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(787,297)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	2,338,597
Futures contracts	5,693
Foreign currency contracts	(8,479)
Translation of other assets and liabilities in foreign currencies	381

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,336,192

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,548,895

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,046,722

The accompanying notes are an integral part of these financial statements.

9

Hartford Schroders Opportunistic Income Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2021 (Unaudited)	For the Period Ended October 31, 2020(1)
Operations:
Net investment income (loss)	$497,827	$291,617
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(787,297)	(533,883)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,336,192	423,185

Net Increase (Decrease) in Net Assets Resulting from Operations	2,046,722	180,919

Distributions to Shareholders:
Class A	(124,079)	(65,544)
Class A2	(172)	(112)
Class I	(134,045)	(66,865)
Class SDR	(278,289)	(140,295)

Total distributions	(536,585)	(272,816)

Capital Share Transactions:
Sold	—	25,110,000
Issued on reinvestment of distributions	260,549	133,638

Net increase from capital share transactions	260,549	25,243,638

Net Increase (Decrease) in Net Assets	1,770,686	25,151,741

Net Assets:
Beginning of period	25,151,741	—

End of period	$26,922,427	$25,151,741

(1)	Commenced operations on November 1, 2019.

The accompanying notes are an integral part of these financial statements.

10

Hartford Schroders Opportunistic Income Fund

Statement of Cash Flows

For the Six-Month Period Ended April 30, 2021 (Unaudited)

Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$2,046,722

Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of investment securities	$(3,536,463)
Sales of investment securities	8,722,425
Net purchases, sales and maturities of short-term investments	(1,444,753)
Net amortization/ accretion of premium (discount)	12,967
Increase in dividends and interest receivable	(17,204)
Increase in affliate receivables	(123)
Increase in variation margin on futures contracts	(7,942)
Decrease in other assets	6,502
Increase in investment management fees payables	(24,816)
Decrease in accounting services fees payables	4
Increase in transfer agent fees payable	(2,482)
Decrease in Board of Trustees’ fees payables	12
Decrease in distribution fees payables	(26)
Increase in interest on reverse repurchase agreements	562
Decrease in payable to custodian	(877,000)
Decrease in accrued expenses	(26,331)
Net realized loss on investments	655,060
Net change in unrealized appreciation/depreciation of investments in securities	(2,338,597)
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	8,479

Net cash provided from operating activities	$3,176,996

Cash flows from financing activities
Proceeds from reverse repurchase agreements	$23,998,671
Repayment of reverse repurchase agreements	(26,765,851)
Proceeds from shares sold	—
Dividends paid to shareholders	(276,295)

Net cash used in financing activities	$(3,043,475)

Net decrease in cash and foreign currency	$133,521

Cash and foreign currency, beginning of period*	$99,937
Cash and foreign currency, end of period*	$233,458

Supplemental disclosure of cash flow information:
Reinvestment of dividends	$260,549
Cash paid during the period for interest	$42,260

*	Components of cash

	Beginning of Period	End of Period
Cash	$—	$203,579
Restricted cash	99,937	—
Foreign Currency	—	29,879

	$99,937	$233,458

The accompanying notes are an integral part of these financial statements.

11

Hartford Schroders Opportunistic Income Fund

Financial Highlights

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(6)		Portfolio Turnover

For the Six-Month Period Ended April 30, 2021 (Unaudited)
A	$24.88	$0.46	$1.53	$1.99	$(0.49)	$(0.49)	$26.38	8.04	%(7)	$6,792	2.69	%(8)	2.33	%(8)	3.62	%(8)	10%
A2	24.85	0.46	1.53	1.99	(0.42)	(0.42)	26.42	8.07	(7)	11	3.18	(8)	2.32	(8)	3.60	(8)	10
I	24.89	0.48	1.54	2.02	(0.53)	(0.53)	26.38	8.16	(7)	6,803	2.44	(8)	2.18	(8)	3.77	(8)	10
SDR	24.93	0.51	1.53	2.04	(0.55)	(0.55)	26.42	8.25	(7)	13,317	2.44	(8)	1.98	(8)	3.97	(8)	10

For the Period Ended October 31, 2020
A(9)	$25.00	$0.25	$(0.11)	$0.14	$(0.26)	$(0.26)	$24.88	0.59	%(7)	$6,285	2.83	%(8)	2.05	%(8)	1.04	%(8)	93	%(10)
A2(11)	25.00	0.25	(0.12)	0.13	(0.28)	(0.28)	24.85	0.58	(7)	10	3.31	(8)	2.10	(8)	1.28	(8)	93	(10)
I(9)	25.00	0.27	(0.11)	0.16	(0.27)	(0.27)	24.89	0.69	(7)	6,291	2.58	(8)	1.98	(8)	1.12	(8)	93	(10)
SDR(9)	25.00	0.32	(0.11)	0.21	(0.28)	(0.28)	24.93	0.90	(7)	12,565	2.58	(8)	1.78	(8)	1.31	(8)	93	(10)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)

The ratio of expenses before adjustments to average net assets excluding interest expense for the period ending April 30, 2021 was 2.36%, 2.85%, 2.11% and 2.11% for Class A, Class A2, Class I and Class SDR, respectively, and for the period November 1, 2019 through October 31, 2020 was 2.70%, 3.19%, 2.45% and 2.45% for Class A, Class A2, Class I, and Class SDR, respectively.

(4)	Adjustments include waivers and reimbursements, if applicable.
(5)

The ratio of expenses after adjustments to average net assets excluding interest expense for the period ending April 30, 2021 was 2.00%, 1.99%, 1.85% and 1.65% for the period A, Class A2 , Class I and Class SDR, respectively, and for the period November 1, 2019 through October 31, 2020 was 1.93%, 1.97%,1.85% and 1.65% for Class A, Class A2, Class I and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(6)

The ratio of net investment income to average net assets excluding interest expense for the period ended April 30, 2021 was 3.95%, 3.93%, 4.10% and 4.30% for Class A, Class A2, Class I and Class SDR, respectively, and for the period November 1, 2019 through October 31, 2020 was 1.17%, 1.41%, 1.25% and 1.44% for Class A, Class A2, Class I and Class SDR, respectively.

(7)	Not annualized.
(8)	Annualized.
(9)	Commenced operations on November 1, 2019.
(10)	Reflects the Fund’s portfolio turnover for the fiscal period November 1, 2019 through October 31, 2020.
(11)	Commenced operations on January 8, 2020.

The accompanying notes are an integral part of these financial statements.

12

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements

April 30, 2021 (Unaudited)

1.	Organization:

Hartford Schroders Opportunistic Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund operates as an “interval fund” pursuant to which it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding common shares of beneficial interest at net asset value (“NAV”).

The Fund is a diversified, closed-end management investment company and applies the specialized accounting and reporting rules under Accounting Standards Codification Topic 946, “Financial Services—Investment Companies.”

The Fund commenced operations on November 1, 2019. The Fund has registered for sale Class A, Class A2, Class I and Class SDR shares. Class A, Class I and Class SDR shares commenced operations on November 1, 2019. Class A2 shares commenced operations on January 8, 2020. Class A shares are sold with a front-end sales charge up to 3.00%. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are repurchased within eighteen (18) months of their purchase. Class A2, Class I and Class SDR shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) and in accordance with Accounting Standards Codification as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Fund (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost. Directly originated loans will be valued on an individual loan level and fair valuation of such loans will be performed using inputs that incorporate borrower level data, including significant events affecting the issuer or collateral, accruals, and market developments. The Fund expects to use a third-party valuation firm to value its loan investments, subject to oversight by Hartford Funds Management Company, LLC

13

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

(“HFMC”) and the Board of Trustees in accordance with the Fund’s valuation policies and procedures. Directly originated loans categorized as Level 3 investments will be initially valued at their initial transaction price and subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices and/or (iii) valuation models. An illiquidity discount is applied where appropriate. The unobservable inputs and assumptions may differ by asset and in the application of the Fund or its selected vendor’s valuation methodologies. The reported fair value estimates could vary materially if different unobservable inputs and other assumptions were chosen.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, exchange or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

14

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Trustees. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing .

h)

Cash Flow Information – The Fund has included a Statement of Cash Flows, which provides additional information on cash receipts and cash payments, as a result of its significant investments in reverse repurchase agreements throughout the period. Cash may include domestic and foreign currency as well as restricted cash held at brokers.

15

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

3.	Securities and Other Investments:

a)

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See the Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2021.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from the Fund’s portfolio turnover rate. See the Fund’s Schedule of Investments, if applicable, for TBA commitments as of April 30, 2021.

c)

Mortgage-Related and Other Asset-Backed Securities – The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See the Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of April 30, 2021.

d)

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.

For the period ended April 30, 2021, the Fund had an outstanding reverse repurchase agreement balance for 181 days. The average amount of borrowings was $11,201,225 and the annualized weighted average interest rate was 0.38% during the six-month period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a master repurchase agreement and net of the related collateral received/pledged by the Fund as of April 30, 2021:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged[1]	Net Amount[2]
JP Morgan Chase Bank	$7,857,236	$(7,857,236)	$—
Merrill Lynch Mortgage Investors Trust	113,583	(1,113,583)	—

	$8,970,819	$(8,970,819)	$—

[1]	Collateral with a value of $10,663,441 has been pledged in connection with open reverse repurchase agreements.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

16

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, the Fund may be required to post margin equal to its outstanding exposure thereunder.

b)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

c)	Additional Derivative Instrument Information:

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2021:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$5,693	$—	$—	$—	$—	$—	$5,693

Total	$5,693	$—	$—	$—	$—	$—	$5,693

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$9,856	$—	$—	$—	$—	$9,856

Total	$—	$9,856	$—	$—	$—	$—	$9,856

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

17

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2021:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$16,981	$—	$—	$—	$—	$—	$16,981
Net realized gain (loss) on foreign currency contracts	—	(138,282)	—	—	—	—	(138,282)

Total	$16,981	$(138,282)	$—	$—	$—	$—	$(121,301)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$5,693	$—	$—	$—	$—	$—	$5,693
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(8,479)	—	—	—	—	(8,479)

Total	$5,693	$(8,479)	$—	$—	$—	$—	$(2,786)

For the period ended April 30, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short at Number of Contracts	(4)
Foreign Currency Contracts Purchased at Contract Amount	$340,608
Foreign Currency Contracts Sold at Contract Amount	$3,375,942

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of April 30, 2021:

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(9,856)
Futures contracts	5,693	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,693	(9,856)

Derivatives not subject to a MNA	(5,693)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(9,856)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Morgan Stanley	$(1,792)	$—	$—	$—	$(1,792)
UBS AG	(8,064)	—	—	—	(8,064)

Total	$(9,856)	$—	$—	$—	$(9,856)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

18

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

5.	Principal Risks:

The Fund’s investments expose it to various types of risks associated with financial instruments and the markets. The Fund may be exposed to the risks described below. The Fund’s prospectus provides details of its principal risks.

Certain investments held by the Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of the fund that holds securities with higher credit risk may be more volatile than those of the fund that holds bonds with lower credit risk. The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

Investing in loans or other investments secured by real estate (other than mortgage-backed securities) may, as a result of default, foreclosure or otherwise, cause the Fund to take possession of and hold real estate as a direct owner. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Private loans are generally illiquid and the Fund may not be able to sell the investments for their market value in a reasonable time or at all. The availability of commercial mortgage loans may at times be limited and the Fund may be unable to find a sufficient number of attractive opportunities in which to invest, which may negatively impact the Fund’s performance. The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. Consistent with customary industry practice, fees associated with the sourcing of loans acquired by the may be borne by the Fund.

19

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one or more London Interbank Offered Rates (collectively “LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021, with respect to certain LIBORs or mid-2023 for the remaining LIBORs.

6.	Federal Income Taxes:

a)

The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at April 30, 2021 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 32,828,376	$2,990,080	$(231,174)	$2,758,906

c)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

At October 31, 2020 (tax year end), the Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
$ 458,296	$—

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement. SIMNA performs the daily investment of the assets of the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HFMC, a portion of which may be used to compensate SIMNA.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2021; the rates are accrued daily and paid monthly based on the Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
1.15% on first $1 billion and; 1.10% over $1 billion

b)

Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. As of April 30, 2021, HFMC received the following fee with respect to the Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.

20

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

c)

Operating Expenses – Allocable expenses incurred by the Fund are allocated to classes within the Fund, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. As of April 30, 2021, HFMC contractually limited the total operating expenses of the Fund (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through February 28, 2022, (unless the Board of Trustees approves its earlier termination), as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class A2	Class I	Class SDR
2.15%	2.65%	1.85%	1.65%

HFMC can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to HFMC (a) occurs within three years after HFMC’s own waiver or reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

d)

Sales Charges and Distribution and Service Plan for Class A and A2 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. For the period ended April 30, 2021, HFD did not receive front-end sales charges and contingent deferred sales charges for the Fund.

The Board of Trustees of the Fund has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A and Class A2 shares. Under each Plan, Class A and A2 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A and Class A2 Plan, the Fund may pay HFD a fee of up to 0.25% and 0.75%, respectively, of the average daily net assets attributable to Class A and Class A2 shares for distribution financing activities and shareholder account servicing activities, of which up to 0.25% may be used for shareholder servicing expenses. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Fund’s Board of Trustees may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Fund’s transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

e)

Other Related Party Transactions – Certain officers of the Fund are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period ended April 30, 2021, the Fund’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

CCO Compensation Paid by Fund
$13

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus a target profit margin. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agents) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agents, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Board of Trustees; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the period ended April 30, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Class A	Class A2	Class I	Class SDR
0.29%	0.29%	0.29%	0.30%

21

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

8.	Secured Borrowings:

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2021.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Asset & Commercial Mortgage-Backed Securities	$—	$3,697,264	$4,606,555	$—	$8,303,819
Corporate Bonds	—	667,000	—	—	667,000

Total Borrowings	$—	$4,364,264	$4,606,555	$—	$8,970,819

Gross amount of recognized liabilities for sale buy-back transactions					$8,970,819

9.	Affiliate Holdings:

As of April 30, 2021, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of a Class:

Class A	Class A2	Class I	Class SDR
100%	100%	100%	1%

Percentage of Fund by Class:

Class A	Class A2		Class I	Class SDR
25%	0	%*	25%	0	%*

*	Percentage rounds to zero.

10.	Borrowings:

The Fund may borrow money to the extent set forth under “Investment Objectives and Policies” in its prospectus. Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may use different types (including reverse repurchase agreements), combinations or amounts of leverage over time, based on the adviser’s and/or sub-adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does utilize leverage, what percentage of its assets such leverage will represent.

11.	Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss relating to these representations and warranties to be remote.

12.	Investment Transactions:

For the period ended April 30, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$2,705,985	$3,537,224	$830,740	$4,351,117	$3,536,725	$7,888,341

22

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

13.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2021, and the period ended October 31, 2020:

	For the Six-Month Period Ended April 30, 2021		For the Period Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	—	$—	250,000	$6,250,000
Shares Issued for Reinvested Dividends	4,799	124,079	2,679	65,544

Net Increase (Decrease)	4,799	124,079	252,679	6,315,544

Class A2(2)
Shares Sold	—	$—	399	$10,000
Shares Issued for Reinvested Dividends	7	172	5	111

Net Increase (Decrease)	7	172	404	10,111

Class I(1)
Shares Sold	—	$—	250,000	$6,250,000
Shares Issued for Reinvested Dividends	5,184	134,046	2,732	66,865

Net Increase (Decrease)	5,184	134,046	252,732	6,316,865

Class SDR(1)
Shares Sold	—	$—	504,000	$12,600,000
Shares Issued for Reinvested Dividends	87	2,252	46	1,118

Net Increase (Decrease)	87	2,252	504,046	12,601,118

Total Net Increase (Decrease)	10,077	$260,549	1,009,861	$25,243,638

(1)	Commenced operations on November 1, 2019.
(2)	Commenced operations on January 8, 2020.

14.	Line of Credit

The Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. The Fund may borrow under the line of credit for temporary or emergency purposes. The Fund (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. The fees incurred by the Fund in connection with the committed line of credit during the period appear in the Statement of Operations under “Other expenses.” During the period from March 4, 2021 to April 30, 2021, the Fund did not borrow under this facility.

15.	Share Repurchase Program:

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer (“Shareholder Notification”) and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (“Repurchase Pricing Date”).

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. Typically, the Repurchase Offer Amount is expected to be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who

23

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

From the time the Fund sends the Shareholder Notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, such assets will consist of investments that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and no more than seven (7) calendar days from the Repurchase Pricing Date (“Repurchase Payment Date”), or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects.

During the six-month period ended April 30, 2021, the Fund completed two quarterly repurchase offers. In each of these repurchase offers, the Fund offered up to 5% of its issued outstanding common shares of beneficial interest at a price equal to the Fund’s NAV on the repurchase pricing date. During the six-month period ended April 30, 2021, there were no shares repurchased.

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Commencement Date	November 2, 2020	February 1, 2021
Repurchase Request Deadline	November 25, 2020	February 24, 2021
Repurchase Pricing Date	December 2, 2020	March 3, 2021

16.	Recent Accounting Pronouncement:

In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

17.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Fund dismissed Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm. EY’s report on the Fund’s financial statements as of September 3, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. As of September 3, 2019 and through November 6, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Fund’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal period ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, EY. During the Covered Period, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

24

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

April 30, 2021 (Unaudited)

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

The Fund completed a quarterly repurchase offer on May 26, 2021, which resulted in no Fund shares being repurchased.

Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company and HFMC was revised. Effective May 1, 2021, the fund accounting fee for the Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

25

Hartford Schroders Opportunistic Income Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at  http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Fund’s website at hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov.

26

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised February 2021

This report is submitted for the general information of the shareholders of the Hartford Schroders Opportunistic Income Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus the Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager. The Fund is sub-advised by Schroder Investment Management North America Inc. HFD and HFMC are not affiliated with Schroder Investment Management North America Inc.

MFSAR-HSOPI21    06/21    223141    Printed in U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A(17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

Date: July 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 8, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: July 8, 2021	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)